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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): March 27, 2002


  IndyMac MBS, Inc., (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 2002, providing for the issuance of the IndyMac MBS, Inc., Residential Asset Securization Trust 2002-A3, Mortgage Pass-Through Certificates, Series 2002-C).

                               IndyMac MBS, Inc.
                               -----------------
            (Exact name of registrant as specified in its charter)

            Delaware                     333-82831             95-4791925
--------------------------------         ---------             ----------
  (State or Other Jurisdiction          (Commission         (I.R.S. Employer
         of Incorporation)              File Number)        Identification No.)


155 North Lake Avenue
Pasadena, California                                    91101
--------------------                                  ---------
(Address of Principal                                 (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code: (800) 669-2300
                                                    --------------

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

Item 5.  Other Events.
         ------------

         Filing of Certain Materials
         ---------------------------

         In connection with the issuance by IndyMac MBS, Inc. of its Mortgage Pass-Through Certificates, Series 2002-C (the "Certificates"), IndyMac MBS, Inc. is filing herewith an opinion of counsel relating to the characterization of the Certificates for federal income tax purposes. The opinion is annexed hereto as Exhibit 8.1.

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits:

         5.1   Legality Opinion of Sidley Austin Brown & Wood LLP.

         8.1   Tax Opinion of Sidley Austin Brown & Wood LLP (included in
               Exhibit 5.1)

         23.1 Consent of Sidley Austin Brown & Wood LLP (included in Exhibits 5.1 and 8.1)

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         INDYMAC MBS, INC.



                                         By:      /s/ S. Blair Abernathy
                                              ---------------------------------
                                                  S. Blair Abernathy
                                                  Executive Vice President



Dated: March 27, 2002

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                                 Exhibit Index

Exhibit                                                                Page
-------                                                                ----

5.1   Legality Opinion of Sidley Austin Brown & Wood LLP                5

8.1   Tax Opinion of Sidley Austin Brown & Wood LLP (included
      in Exhibit 5.1)                                                   5

23.1  Consent of Sidley Austin Brown & Wood LLP (included in
      Exhibits 5.1 and 8.1)                                             5